                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                    FORM 8-K/A
                                                      Amendment No. 1


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)        December 29, 1995
                                                 ------------------------------



                        NOONEY INCOME FUND LTD. II, L.P.
-------------------------------------------------------------------------------
             (Exact Name of Registrant as specified in its charter)



         Missouri                   0-14360                   43-1357693
-------------------------  -------------------------  -------------------------
     (State or other         (Commission File No.)          (IRS Employer
     jurisdiction of                                           File No.)
    of incorporation)



     7701 Forsyth Boulevard, St. Louis, Missouri                63105
----------------------------------------------------  -------------------------
      (Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code         (314) 863-7700
                                                   ----------------------------



                                 Not Applicable
-------------------------------------------------------------------------------
         (Former  name or former address, if changed since last report)

ITEM 7: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
--------------------------------------------------------------------------

                        NOONEY INCOME FUND LTD. II, L.P.

                        PRO FORMA FINANCIAL INFORMATION
                                   (Unaudited)

This unaudited pro forma consolidated statement of operations for the year ended December 31, 1995 assumes completion of the transaction to purchase the Acquisition Interests and related financing contemplated within this Form 8-K/A and assumption of operations at that time. The pro forma consolidated statement of operations was prepared as if the transaction occurred at the beginning of the period presented.

The pro forma financial results are not necessarily indicative of what the actual financial position of Nooney Income Fund Ltd. II, L.P. (the "Partnership" or "NIF II") would have been as of the dates indicated, nor does it purport to present the Partnership's future financial position. In management's opinion, all adjustments necessary to reflect effects of the purchase and related financing have been made.


NOONEY INCOME FUND LTD. II, L.P.
(A LIMITED PARTNERSHIP)

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1995 (Unaudited)
------------------------------------------------------------------------------------------------------------
                                                                   Year Ended December 31, 1995
                                                      ------------------------------------------------------
                                                                       Pro Forma Adjustments
                                                                ------------------------------      NIF II
                                                      NIF II     Acquisition                    Consolidated
                                                    Historical    Interests         Other         Pro Forma
                                                       (A)           (B)
                                                  ------------  ------------  ----------------  ------------

REVENUES:
  Rental and other income                          $ 1,754,750   $ 1,458,977  $        --       $ 3,213,727
  Interest                                              31,790                                       31,790
                                                  ------------  ------------  ----------------  ------------
          Total revenues                             1,786,540     1,458,977           --         3,245,517

EXPENSES:
  Interest                                               1,134         1,387       688,202 (C)      690,723
  Depreciation and amortization                        450,319                     274,622 (D)      724,941
  Real estate taxes                                    366,762       314,395                        681,157
  Property management fees                             107,060        89,345                        196,405
  Repairs and maintenance                              123,167       111,016                        234,183
  Partnership management services                       25,000                                       25,000
  Professional services                                156,461        12,945        15,000 (E)      184,406
  Other operating expenses                             347,120       281,963                        629,083
                                                  ------------  ------------  ----------------  ------------
          Total expenses                             1,577,023       811,051          977,824     3,365,898
                                                  ------------  ------------  ----------------  ------------
NET INCOME (LOSS)                                  $   209,517   $   647,926      $  (977,824)  $  (120,381)
                                                  ============  ============  ================  ============
NET INCOME (LOSS) ALLOCATION:  (F)
  General partners                                 $    13,989                                  $    10,690
  Limited partners                                 $   195,528                                  $  (131,071)

LIMITED PARTNERS DATA: (F)
  Net income (loss) per unit                       $     10.17                                  $     (6.82)
                                                  ============                                  ============
  Weighted average limited partnership units
    outstanding                                         19,221                                       19,221
                                                  ============                                  ============
---------------

See notes to pro forma consolidated statement of operations.


NOONEY INCOME FUND LTD. II, L.P.
(A LIMITED PARTNERSHIP

NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1995 (Unaudited)
-------------------------------------------------------------------------------

(A) Reflects the historical results of operations of Nooney Income Fund Ltd. II, L.P. as of December 31, 1995.

(B) Reflects operations assuming the purchase of 50% of Countryside Executive Center, 55% of NorthCreek Office Park, and 55% of Wards Corner Business Center.

(C) Reflects interest on the new mortgage debt of $665,075 plus amortization ($23,127) of the new mortgage debt deferred financing costs. The mortgage note interest rate is equal to the Lender's corporate base rate (CBR) plus 3/4%. Such rate will change simultaneously with any change in the CBR. A CBR of 8.5% as of December 31, 1995 was used in this calculation. A 1/8% change in the rate would change this amount by $8,988.

(D) Reflects additional depreciation ($253,809) attributable to the Acquisition Interests and amortization ($20,813) of lease commissions.

(E) Represents additional professional expenses attributable to the cost of owning the Acquisition Interests.

(F) Under the terms of the Partnership Agreement, Net Operating Cash Income (as defined) is to be distributed quarterly as follows: (i) 90% to the limited partners, (ii) 9% to the individual general partners as their annual Partnership Management Fee and (iii) 1% to the individual general partners.

    In the event it is determined after the close of a fiscal year that the limited partners have not received their 7-1/2% non-cumulative preference as defined in the Partnership Agreement, then the individual general partners return to the partnership (for payment to the limited partners) a portion of their distributions received as their 9% annual Partnership Management Fee until the limited partners have received their 7-1/2% non-cumulative preference. The individual general partners are not required to return any amount in excess of 1/2 of the 9% Partnership Management Fee received. If Net Operating Cash Income for any fiscal year is not sufficient to pay the limited partners any portion of their 7-1/2% non-cumulative preference, the unpaid amount does not accrue to future fiscal years. The annual Partnership Management Fee is a cumulative preference. The preferential return can be distributed only through cash distributed as a result of a Major Capital Event (as defined) or cash distributed upon dissolution of the partnership. Such preferred distribution is only allowed after the general and limited partners receive amounts equal to their adjusted capital accounts and the limited partners receive an 11% cumulative return. Through December 31, 1995, Partnership Management Fees totaling $237,429 have not been paid under the limitations stated above. Based upon the priorities of cash to be distributed, management believes that the likelihood of payment of the $237,429 is remote and therefore was not accrued.

    The calculation of partnership management fees for the year ended December 31, 1995 is as follows:

    Unaccrued, unpaid partnership management fee as
      of December 31, 1994                                           $  225,415
        Additional partnership management fees
          (1/1/95 - 12/31/95):
            NOC I distributed                          $  266,975
            9% x 50%                                          4.5 %      12,014
                                                       ------------  ----------
    Unaccrued, unpaid partnership management fee as
      of December 31, 1995                                           $  237,429
                                                                     ==========

    Limited partnership per unit computations are based on the weighted average number of limited partnership units outstanding during the period.

INDEPENDENT AUDITORS' REPORT

To the Partners of
  Nooney Income Fund Ltd. II, L.P.:

We have audited the accompanying combined Historical Summary of Revenues and Certain Expenses (the Historical Summary) of the Acquisition Properties as described in Note 1, for the year ended December 31, 1995. The Historical Summary is the responsibility of the Nooney Income Fund Ltd. II, L.P.'s general partners. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and the significant estimates made by the Nooney Income Fund Ltd. II, L.P.'s general partners, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K/A of Nooney Income Fund Ltd. II, L.P. as described in
Note 1 and is not intended to be a complete presentation of the Acquisition Properties' revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the combined revenue and certain expenses described in
Note 1 of the Acquisition Properties for the year ended December 31, 1995, in conformity with generally accepted accounting principles.

/S/ DELOITTE & TOUCHE LLP

February 14, 1996


ACQUISITION PROPERTIES

COMBINED HISTORICAL SUMMARY OF REVENUES AND CERTAIN EXPENSES
YEAR ENDED DECEMBER 31, 1995
------------------------------------------------------------------------------------------------------------
                                                                                   Year Ended
                                                                                December 31, 1995
                                                                    ----------------------------------------
                                                                                 Nooney Income
                                                                                 Fund Ltd. II,      Total
                                                                     Acquisition      L.P.       Acquisition
                                                                      Interests    Interests     Properties
                                                                    ------------  ------------  ------------

REVENUES - Rental and other income                                    $1,458,977    $1,231,437    $2,690,414

CERTAIN EXPENSES:
  Real estate taxes                                                      314,395       292,543       606,938
  Property management fees                                                89,345        78,964       168,309
  Repairs and maintenance                                                111,016       101,554       212,570
  Other operating expenses                                               296,295       264,334       560,629
                                                                    ------------  ------------  ------------
          Total certain expenses                                         811,051       737,395     1,548,446
                                                                    ------------  ------------  ------------

REVENUES IN EXCESS OF CERTAIN EXPENSES                                $  647,926    $  494,042    $1,141,968
                                                                    ============  ============  ============
---------------

See notes to historical summaries of revenues and certain expenses.


ACQUISITION PROPERTIES

NOTES TO COMBINED HISTORICAL SUMMARY OF REVENUES AND CERTAIN EXPENSES FOR THE YEAR ENDED DECEMBER 31, 1995
-------------------------------------------------------------------------------

1.  BASIS OF PRESENTATION

    Nooney Income Fund Ltd. II, L.P., a limited partnership (the "Partnership"), owned three properties jointly with Nooney Income Fund Ltd. III, L.P. ("NIF III"). NIF III was unable to service its debt, and its percentage interests in the jointly-held properties were transferred to a subsidiary of the mortgage lender ("Mortgage Lender") in lieu of foreclosure. On December 29, 1995, the Partnership purchased the partial interests of Countryside Executive Center, Wards Corner Business Center A & B, and NorthCreek Office Park (the "Acquisition Properties") from the subsidiary of the Mortgage Lender. The purchase price was $7,190,000 which the Mortgage Lender financed 100%. The Partnership received authority to complete the transaction through solicitation of the limited partners, with a majority of the limited partnership units positively consenting to the transaction.

    The Partnership's interest in the Acquisition Properties prior to and after the acquisition is as follows:

                                                       Prior to       Post-
                                                     Acquisition   Acquisition
                                                     ------------  ------------

    Countryside Executive Center                           50 %        100 %
    Wards Corner Business Center A & B                     45 %        100 %
    NorthCreek Office Park                                 45 %        100 %

    Accordingly, the combined historical summary of revenues and certain expenses reflect both the proportional share of the Acquisition Properties owned by the Partnership prior to the acquisition and the remaining percentage interest acquired ("Acquisition Interests"). The combined summaries of revenues and certain expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K/A of the Partnership.

    The accompanying combined historical summary of revenues and certain expenses are not representative of the actual operations for the periods presented, as certain revenues and expenses, the amounts of which would not be comparable to those resulting from the proposed future operations of the Acquisition Properties, have been excluded. The expenses excluded consist of interest, depreciation, amortization and fees for administrative and auditing and legal services. The combined historical summaries of revenues and certain expenses does incorporate rental revenues including that attributable to expense reimbursements and other income reduced by certain expenses defined to include real estate taxes, repairs and maintenance, professional services, property management fees and other operating expenses. The combined historical summaries of revenues and certain expenses are prepared on the accrual basis.

2.  OPERATING LEASES

    Lease agreements are accounted for as operating leases and rentals from such leases are reported as revenues ratably over the terms of the leases. Certain lease agreements provide for rent concessions. The aggregate rental income increase resulting from recognition of rental income not yet due under the terms of the lease for the year ended December 31, 1995 was $57,727 ($30,879 for Acquisition Interests and $26,848 for Nooney Income Fund Ltd. II, L.P. interests).

    Included in rental and other income are amounts received from tenants under provisions of lease agreements which require the tenants to pay additional rent equal to specified portions of certain expenses such as real estate taxes, insurance, utilities and common area maintenance. The income is recorded in the same period that the related expense is incurred.
    Minimum future revenues under noncancelable leases for the Acquisition Properties in effect as of December 31, 1995 are as follows:

                                                                      Total
                                                                 (In thousands)
                                                                 --------------

         1996                                                      $  2,214
         1997                                                         1,186
         1998                                                           729
         1999                                                           412
         2000                                                           308
         Remainder                                                      925
                                                                 --------------
              Total                                                $  5,774
                                                                 ==============

3.  PROPERTY MANAGEMENT FEES

    Nooney Krombach Company, an affiliate of Nooney Income Fund Ltd. II, L.P. general partners, manages the partnership's real estate for a management fee. The general partners of Nooney Income Fund Ltd. II, L.P. intend to modify the current management contract to include the new interests acquired at the same rate currently charged to the Acquisition Interests and to Nooney Income Fund Ltd. II, L.P.


ACQUISITION INTERESTS

ESTIMATED PRO FORMA STATEMENT OF TAX OPERATING LOSS AND
OF CASH USED IN OPERATIONS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1995 (Unaudited)
-------------------------------------------------------------------------------

                                                                    Acquisition
                                                                     Interests
                                                                    -----------

Estimated Pro Forma Statement of Tax Operating Loss

Revenues in excess of certain expenses for the year ended
  December 31, 1995 (Note 2)                                         $ 647,926

Pro forma adjustments (Note 3):
  Less:
    Tax depreciation and amortization                                  148,916
    Mortgage interest                                                  688,202
    Professional fees                                                   15,000
    Prepaid rents not recognized for income tax purposes                 3,402
                                                                    -----------
                                                                       855,520

  Add - rent concessions recognized for income tax purposes             30,879
                                                                    -----------
  Pro forma tax operating loss                                       $(176,715)
                                                                    ===========

Estimated Pro Forma Statement of Cash Provided by Operations

Pro forma tax operating loss, as above                               $(176,715)
Add - tax depreciation and amortization (Note 3)                       148,916
                                                                    -----------
Pro forma cash used in operations                                    $ (27,799)
                                                                    ===========

---------------

See notes to estimated pro forma statement of tax operating loss and of cash provided by operations.


ACQUISITION INTERESTS

NOTES TO ESTIMATED PRO FORMA STATEMENT OF TAX OPERATING LOSS AND
OF CASH USED IN OPERATIONS
FOR THE TWELVE MONTH PERIOD ENDED DECEMBER 31, 1995 (Unaudited)
-------------------------------------------------------------------------------

1.  BASIS OF PRESENTATION

    The Estimated Twelve-Month Pro Forma Statement of Tax Operating Loss and of Cash Provided by Operations reflects amounts attributable to the Acquisition Interests only and does not purport to estimate the tax operating loss or cash provided by operations of the Acquisition Properties as a whole or of Nooney Income Fund Ltd. II, L.P.

    The Estimated Twelve-Month Pro Forma Statement of Tax Operating Loss and of Cash Provided by Operations does not purport to forecast actual operating results for any period in the future, and thus, there can be no assurance that the assumptions are valid for future years, or that such results will be obtained. These statements should be read in conjunction with the Combined Historical Summaries of Revenues and Certain Expenses appearing elsewhere in this Form 8-K/A.

2.  REVENUES IN EXCESS OF CERTAIN EXPENSES

    The revenues in excess of certain expenses is based upon the year ended December 31, 1995 as contained in the Combined Historical Summaries of Revenues and Certain Expenses appearing elsewhere in this Form 8-K/A.

3.  PRO FORMA ADJUSTMENTS

    Tax Depreciation and Amortization - Depreciation of investment property has been determined using the Modified Accelerated Cost Recovery System as amended by the Revenue Reconciliation Act of 1993. The computation of depreciation is based upon the cost of the property (excluding land) to Nooney Income Fund Ltd. II, L.P. of $4,996,000. Such depreciation will not necessarily be the same as depreciation determined under generally accepted accounting principles. Amortization of lease commissions of $20,813 has been provided by amortizing ratably over the lease term. This method is the same for financial statement and tax purposes.

    Mortgage Interest and Principal Payments - Mortgage interest relates to the $7,190,000 loan to be obtained to finance the purchase of the Acquisition Interests and amortization of loan origination fees of $115,635 has been provided using the straight-line method over the life of the related loan which is five years. Such amortization will be the same under generally accepted accounting principles. The mortgage note will provide for interest at a rate equal to the lender's corporate base rate (CBR) plus 3/4%. Such rate will change simultaneously with any change in the CBR. A CBR of 8.5% was used in this calculation. A 1/8% change in the rate would change this amount by $8,988. Principal payments on the mortgage note will begin January 1997; therefore, no principal payments have been provided for in the estimate of cash used in operations.

    Rent Concessions Recognized for Income Tax Purposes - Rent concessions are includable in taxable income in the year rents are received. Such rents are recognized ratably over the lease terms under generally accepted accounting principals.

    Prepaid Rents not Recognized for Income Tax Purposes - Rents recorded in advance of receipt are excluded from taxable income. They are recognized ratably over the lease term for generally accepted accounting principles.

    Professional Fees - Represents additional professional expenses attributable to the cost of owning the Acquisition Interests.

                                   * * * * * *

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   NOONEY INCOME FUND LTD. II, L.P.

Date: March 8, 1996                /S/ GREGORY J. NOONEY, JR.
                                   --------------------------------------------
                                              Gregory J. Nooney, Jr.
                                                  General Partner